Item 77 Q1(g):  Exhibits


An Amendment to Declaration and Agreement of Trust for the Lord Abbett Securities Trust - Lord Abbett All Value Fund is hereby incorporated by reference to the Post- Effective Amendment No. 36 to the Trust's Registration Statement filed on February 28, 2002 (accession number: 0000912057-02-008183).